UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): June 20, 2023

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2023, Centrus Energy Corp. (the “Company”) entered into a Fifth Amendment to the Section 382 Rights Agreement (the “Fifth Amendment”), which amends the Section 382 Rights Agreement, dated as of April 6, 2016 (the “Rights Agreement”), by and among the Company and Computershare Trust Company, N.A. and Computershare Inc., as rights agent, as previously amended by (i) the First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017 (the “First Amendment”), (ii) the Second Amendment to the Section 382 Rights Agreement dated as of April 3, 2019 (the “Second Amendment”), (iii) the Third Amendment to the Section 382 Rights Agreement dated as of April 13, 2020 (the “Third Amendment”), and (iv) the Fourth Amendment to the Section 382 Rights Agreement dated as of June 16, 2021 (the “Fourth Amendment”). The Fifth Amendment was approved by the Board of Directors of the Company on April 10, 2023 and approved by the Company’s stockholders at the Company’s annual meeting of the stockholders held on June 20, 2023.

The Fifth Amendment (a) extends the Final Expiration Date (as defined in the Rights Agreement) from June 30, 2023 to June 30, 2026 and (b) increases the purchase price for each one one-thousandth (1/1000th) of a share of the Company’s Series A Participating Cumulative Preferred Stock, par value $1.00 per share, from $18.00 to $160.38 in light of the increase in the trading price of the Company’s Class A common stock since the adoption of the Second Amendment.

The Fifth Amendment was not adopted as a result of, or in response to, any effort to acquire control of the Company. The Fifth Amendment has been adopted in order to preserve for the Company’s stockholders the long-term value of the Company’s net operating loss carry-forwards for United States federal income tax purposes and other tax benefits.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on April 7, 2016, the First Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on January 5, 2017, the Second Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on April 4, 2019, the Third Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on April 14, 2020, the Fourth Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on June 16, 2021, and the Fifth Amendment, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual meeting of stockholders on June 20, 2023. As of April 24, 2023, the meeting’s record date, there were 14,761,818 shares of the Company’s Class A common stock outstanding, each entitled to one vote. Approximately 76 percent of those shares were represented at the annual meeting.

At the annual meeting, the Company’s stockholders voted on five proposals and cast their votes as described below. The proposals are described in detail in the Company’s proxy statement.

Proposal 1

The Company’s stockholders elected seven directors (listed below) to hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified. There were no abstentions. The number of votes cast for or withheld and the broker non-votes were as follows:

Nominee	For	Withheld
Kirkland H. Donald	8,656,058	42,163
Tina W. Jonas	7,708,756	989,465
William J. Madia	8,440,931	257,290
Daniel B. Poneman	8,652,699	45,522
Bradley J. Sawatzke	8,596,891	101,330
Neil S. Subin	8,502,330	195,891
Mikel H. Williams	8,609,117	89,104

Broker Non-Votes: 2,486,629

Proposal 2

The Company’s stockholders cast their votes with respect to the approval, on an advisory basis, of the frequency of holding the advisory vote on the Company’s executive compensation (i.e., say-on-pay) as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,439,006	11,400	232,961	14,854	2,486,629

Proposal 3

The Company’s stockholders cast their votes with respect to the approval, on an advisory basis, of the Company’s executive compensation (i.e., say-on-pay) as follows:

For	Against	Abstain	Broker Non-Votes
8,567,623	108,641	21,957	2,486,629

Proposal 4

The Company’s stockholders cast their votes with respect to the approval of the Section 382 Rights Agreement, as amended, as follows:

For	Against	Abstain	Broker Non-Votes
8,052,225	630,468	15,528	2,486,629

Proposal 5

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2023 as follows:

For	Against	Abstain	Broker Non-Votes
11,135,996	23,842	25,012	--

Item 9.01 Financial Statements and Exhibits.

On June 20, 2023, the Company issued a press release with respect to the Fifth Amendment and the results of the annual meeting of stockholders. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit No.	Description

4.1	Fifth Amendment to the Section 382 Rights Agreement, dated as of June 20, 2023, by and among Centrus Energy Corp., Computershare Trust Company, N.A. and Computershare Inc.
99.1	Press Release dated June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	June 20, 2023	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer